UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 2, 2007
MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)
(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
     On May 2, 2007, MasTec, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of the 2007 fiscal year. The press release is attached hereto as Exhibit 99.1. After the press release, on May 3, 2007, the Company held a conference call to report the Company’s financials results for the first quarter of the 2007 fiscal year. A transcript of the earnings conference call is attached hereto as Exhibit 99.2. The information contained in this Item 2.02 shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
ITEM 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1 — Press Release dated May 2, 2007.
99.2 — Transcript of the Company’s conference call held on May 3, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.
Date: May 8, 2007	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President - Corporate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 2, 2007.

99.2	Transcript of the Company’s conference call held on May 3, 2007.

4